[Pioneer Logo]


Pioneer
Strategic Income
Fund

ANNUAL REPORT 9/30/00

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                22
Report of Independent Public Accountants     27
Results of Shareowner Meeting                28
Trustees, Officers and Service Providers     29

Pioneer Strategic Income Fund

LETTER FROM THE CHAIRMAN 9/30/00

Dear Shareowner,
--------------------------------------------------------------------------------

By the time you read this report, we will all know how the financial markets responded to this year's election. Market reactions to presidential elections are often short-lived; after digesting the outcome, investors return to thinking about the factors that influence their portfolios: the economic outlook, the impact of higher interest rates and selecting the right investments.

In addition to squeezing corporate profits, higher interest rates cause consumers to postpone or reduce nonessential purchases. The cumulative weight of these individual decisions and today's high energy prices can already be seen in spotty retail activity and lower sales of new cars and homes. As a result, the economy will probably back off from its extraordinary recent growth pace to lower, more sustainable levels.

Now could be a perfect time to straighten up your financial house. Some of the steps you can take include contributing as much as you can to your company's retirement programs, deciding whether a Roth or Traditional IRA might be a better choice in your circumstances, and reassessing your investments in the light of changing markets. Your investment professional is your best guide to making these important decisions.


An important announcement from Pioneer
I'm very happy to report that, on October 24, 2000, Pioneer Group, Inc. was acquired by UniCredito Italiano S.p.A. Based in Milan, UniCredito is one of Italy's largest banking groups, with assets under management of over $150 billion. As part of UniCredito, Pioneer will have access to greater resources and enjoy expanded global asset management expertise with multi-national operations and a significant presence in eight countries. Pioneer's tradition of fundamental investment analysis that has been the hallmark of our success will continue and be strengthened. We are very pleased to be joining an organization with the reputation and breadth of UniCredito. Its flourishing investment management business will be combined with Pioneer's U.S. and European investment operations to form a truly world class investment asset management company.


Sincerely,


[signature of John F. Cogan, Jr.]

John F. Cogan, Jr.

Chairman and President

Pioneer Strategic Income Fund
PORTFOLIO SUMMARY 9/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]



Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[pie chart]



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1. Government of France, 3.0%, 7/25/09                         3.95%
  2. Nykredit, 8.0%, 10/1/32                                     3.24
  3. U.S. Treasury Bonds, 7.875%, 2/15/21                        2.86
  4. Republic of Argentina, 6.0%, 3/31/23                        2.12
  5. Government National Mortgage Association, 8.0%, 12/15/29    2.02
  6. International Finance Corp., 6.75%, 7/15/09                 1.52
  7. SBA Communications Systems, 12.0%, 3/1/08                   1.49
  8. Republic of Brazil-C Bonds, 8.0%, 4/15/14                   1.47
  9. EOTT Energy Partners L.P., 11.0%, 10/1/09                   1.46
 10. Thermo Electron Corp., 4.25%, 1/1/03                        1.42

Fund holdings will vary for other periods.

Pioneer Strategic Income Fund

PERFORMANCE UPDATE 9/30/00                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/00         9/30/99
                            $9.12           $9.52

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 - 9/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.756             -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to the growth of the Lehman Brothers Aggregate Bond Index.



            Average Annual Total Returns
             (As of September 30, 2000)

                 Net Asset     Public Offering
  Period           Value       Price*
  Life-of-Fund   1.20%          -1.94%
  (4/15/99)
  1 Year         3.93%          -0.76%

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]


+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

PERFORMANCE UPDATE 9/30/00                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/00         9/30/99
                            $9.11           $9.56

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 - 9/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.727             -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index.



        Average Annual Total Returns
         (As of September 30, 2000)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund   0.61%       -1.90%
  (4/15/99)
  1 Year         3.05%       -0.76%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]


+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

PERFORMANCE UPDATE 9/30/00                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/00         9/30/99
                            $9.06           $9.52

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 - 9/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.715             -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index.




        Average Annual Total Returns
         (As of September 30, 2000)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund   0.49%      0.49%
  (4/15/99)
  1 Year         2.82%      1.87%

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[mountain chart]



+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/00

Changing interest rate trends and growing concerns about the effects of slowing economic growth led to a mixed environment for fixed income investing during the 12-month period ended September 30, 2000. The following is an interview with Kenneth J. Taubes, head of the portfolio management team for Pioneer Strategic Income Fund. Mr. Taubes discusses the events and factors that influenced your Fund's performance over the 12-month period.


Q: How did the Fund perform in this mixed period, Ken?

A: The Fund provided attractive income, with limited movement in its share price. For the 12 months ended September 30, 2000, Class A shares had a total return of 3.93%, while Class B shares returned 3.05% and Class C shares returned 2.82%, all at net asset value. While these results lagged the benchmark Lehman Brothers Aggregate Bond Index's return of 6.99%, they surpassed the average 2.84% return of multi-sector income funds tracked by Lipper Inc. (Lipper is an independent firm that tracks mutual fund performance.) The Fund's performance relative to the Lipper group improved substantially during the final nine months of the period, from January through September 2000. Reflecting the Fund's generous income, the 30-day SEC yield was 8.72% on September 30, 2000.


Q: What factors had the greatest impact on Fund returns?

A: It was a highly unusual year. Some sectors of the fixed income markets did extraordinarily well, while other parts did poorly. Even sectors that usually perform similarly - such as U.S. high yield and emerging market debt - had divergent returns during the period. On the positive side, emerging market bonds and 30-year U.S. Treasury bonds helped the Fund's performance. Economic recoveries in many emerging markets supported the rally in their bonds. Reflecting this rally, the J.P. Morgan Emerging Markets Index had a total return of more than 29%. Long-term Treasuries also contributed, particularly during the second half of the fiscal year, as their interest rates came down despite rising rates among shorter-maturity Treasuries. The shorter-term government securities were more heavily influenced by the Federal Reserve Board's efforts to slow the pace of economic growth by raising short-term interest rates.

Pioneer Strategic Income Fund


   The Fund typically emphasizes U.S. corporate bonds, both high yield and investment grade, and they did not perform well over the 12 months. The Merrill Lynch High Yield Index, for example, had a return of just over 1%, which implies a significant loss in principal for many high yield bonds, which started the year with yields of more than 10%-to-11%. Fortunately, the Fund had a relatively low weighting in high yield securities at the start of the fiscal year, which helped soften the impact on performance. The poor performance of corporate bonds reflected investors' worries that corporate profits could decline as the U.S. Federal Reserve Board moved to slow the economy. The Fund's exposure to euro-denominated securities also held back performance, as the U.S. dollar appreciated against the European currency.


Q: How did your allocations to the different sectors change over the 12-month period?

A: We began the year with a relative underweighting in U.S. domestic high yield bonds, at about 35% of net assets. As the year progressed, high yield bonds continued to underperform high-quality bonds, particularly Treasuries. As a result, the difference in yields between high yield bonds and Treasuries grew wider and high yield bonds became increasingly attractive on a relative value basis. We gradually raised our commitment to high yield bonds, which at the end of the fiscal year accounted for more than 50% of net assets. Within the high yield sector, we emphasized the energy and healthcare sectors. Our investments included energy-related securities of exploration and production companies such as Pogo Producing, as well as firms such as RBF Finance and Santa Fe Snyder, both of which became subjects of acquisition proposals from larger companies. In healthcare, our investments included companies such as Fisher Scientific and Columbia Healthcare. We have funded our increased allocation to high yield by reducing our commitment to Treasury and mortgage securities after those sectors performed well.

   We began to lower our exposure to emerging market securities as the sector rallied and yields fell to about the same levels as U.S. high yield bonds. With those yield relationships, we believed high yield represented superior value on a risk/reward basis. We kept our weighting in non-dollar denomi-

Pioneer Strategic Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/00                           (continued)


   nated currencies constant. Even as the U.S. Federal Reserve attempts to slow domestic growth, other countries, particularly in Europe, are attempting to increase their growth. Despite rate hikes in Europe by the European Central Bank, countries in Europe such as Germany, France and Italy have begun to cut tax rates and foster deregulation to make a more attractive environment for long-term growth. At some point, we believe the European currency, the euro, should start to strengthen in value versus the dollar.


Q: What types of investments helped performance, and what types proved disappointing?

A: Our investments in emerging market securities and mortgage-backed securities tended to do well. Among emerging market investments, one particularly strong performer was Grupo Elektra, a Mexican retailer that benefited from a strong Mexican economy. Mortgage-backed securities kept pace with Treasuries, the best performing sector in the fixed income markets. Among our domestic high yield holdings, investments in the automotive sector failed to meet our expectations. One particularly disappointing company was Federal Mogul, an automobile parts manufacturer hurt by currency fluctuations, acquisition difficulties and production problems among some of its customers, such as Ford. Near the end of the period, we sold the Fund's position in Federal Mogul because we see continuing problems in the company.


Q: What is your outlook?

A: We are optimistic. We believe Strategic Income Fund is an excellent means to simplify an investor's fixed income mix. In a single portfolio, investors have access to investments that are spread throughout all fixed income sectors, with emphasis on those securities representing the most attractive relative value. The Fund is positioned to perform well when the dollar stabilizes versus the euro and when the high yield sector begins to recover. The income produced by domestic high yield bonds, with yields 7.0% greater than U.S. Treasuries, is particularly attractive. Moreover, these bonds have the potential to recover after three years of underperformance once default rates begin to recede in the next year or two.

Pioneer Strategic Income Fund
SCHEDULE OF INVESTMENTS 9/30/00


Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                      Value
                                   CONVERTIBLE CORPORATE BONDS - 9.6%
         235,000      NR/B1        Adaptec Inc., 4.75%, 2/01/04                    $   197,146
         100,000      BBB+/Baa1    EOP Operating LP, 7.25%, 11/15/08 (144A)            101,859
         200,000      NR/B3        Key Energy Group, 5.0%, 9/15/04                     162,274
         225,000      B+/B2        Mascotech, Inc., 4.5%, 12/15/03                     153,000
         200,000      BB-/B2       Pogo Producing Co., 5.5%, 6/15/06                   170,250
         232,000      B+/B2        Quantum Corp, 7.0%, 8/1/04                          185,229
         240,000      BBB/Baa3     Thermo Electron Corp., 4.25%, 1/1/03 (144A)         227,666
         175,000      BB/NR        TVX Gold Inc., 5.0%, 3/28/02                        142,625
         215,000      BBB-/Ba3     Waste Management Inc., 4.0%, 2/1/02                 200,965
                                                                                   -----------
                                   Total Convertible Corporate Bonds
                                   (Cost $1,559,181)                               $ 1,541,014
                                                                                   -----------
                                   ASSET BACKED SECURITIES - 4.0%
   DKK 1,053,000      AA-/Aa3      Nykredit, 6.0%, 10/1/29                         $   115,962
   DKK 4,385,000      AA-/Aa3      Nykredit, 8.0%, 10/1/32                             518,570
                                                                                   -----------
                                   Total Asset Backed Securities
                                   (Cost $686,290)                                 $   634,532
                                                                                   -----------
                                   CORPORATE BONDS - 59.9%
                                   Basic Materials - 4.4%
                                   Chemicals - 3.7%
    EURO 200,000      B+/B2        Huntsman ICI Chemicals LLC, 10.125%,
                                   7/1/09                                          $   175,827
         200,000      BB/Ba3       Lyondell Petrochemical Co., 9.875%, 5/1/07          194,500
         250,000      BB/Ba2       Reliance Industries, 10.5%, 8/6/46 (144A)           226,468
                                                                                   -----------
                                                                                   $   596,795
                                                                                   -----------
                                   Paper & Forest Products - 0.7%
         225,000      CCC+/B3      APP China Group, 14.0%, 3/15/10                 $   110,250
                                                                                   -----------
                                   Total Basic Materials                           $   707,045
                                                                                   -----------
                                   Capital Goods - 3.7%
                                   Electrical Equipment - 1.3%
         200,000      B+/B1        Hadco Corp., 9.50%, 6/15/08                     $   203,000
                                                                                   -----------
                                   Engineering & Construction - 1.2%
         200,000      B+/B2        Metromedia Fiber Network, Inc., 10.0%,
                                   11/15/08                                        $   188,000
                                                                                   -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Strategic Income Fund
SCHEDULE OF INVESTMENTS 9/30/00                                    (continued)


Principal
Amount           S&P/Moody's
USD ($)          Ratings                                                    Value
                              Waste Management - 1.2%
     225,000     BB/Ba3       Azurix Corp., 10.75%, 2/15/10                 $   200,250
                                                                            -----------
                              Total Capital Goods                           $   591,250
                                                                            -----------
                              Communication Services - 7.2%
                              Cellular/Wireless Communications - 2.3%
     200,000     B/B3         Crown Castle International Corp., 9.0%,
                              5/15/11                                       $   186,000
     200,000     B/B2         NEXTLINK Communications Inc., 10.75%,
                              6/1/09                                            185,000
                                                                            -----------
                                                                            $   371,000
                                                                            -----------
                              Telecommunications (Long Distance) - 2.5%
EURO 201,000     BB/Ba1       KPNQwest NV, 7.125%, 6/1/09                   $   158,946
     310,000     NR/NR        SBA Communications System, 12.0%,
                              3/1/08                                            238,700
                                                                            -----------
                                                                            $   397,646
                                                                            -----------
                              Telephone - 2.4%
     200,000     B+/B1        McLeodUSA Inc., 9.25%, 7/15/07                $   189,000
     220,000     B+/B2        Williams Communication Group Inc.,
                              10.875%, 10/1/09                                  202,400
                                                                            -----------
                                                                            $   391,400
                                                                            -----------
                              Total Communication Services                  $ 1,160,046
                                                                            -----------
                              Consumer Cyclicals - 8.7%
                              Auto Parts & Equipment - 1.2%
     200,000     BB+/Ba1      Lear Corp. 7.96%, 5/15/05                     $   191,270
                                                                            -----------
                              Building Materials - 2.5%
     225,000     B/B2         NCI Building Systems, Inc., 9.25%, 5/1/09     $   216,000
     200,000     B+/B1        Nortek Inc., 9.125%, 9/1/07                       189,500
                                                                            -----------
                                                                            $   405,500
                                                                            -----------
                              Hardware & Tools - 1.4%
     235,000     B+/B2        Scott's Corp., 8.625%, 1/15/09 (144A)         $   226,775
                                                                            -----------
                              Homebuilding - 1.3%
     220,000     BB+/Ba2      Toll Corp., 8.125%, 2/1/09                    $   209,000
                                                                            -----------
                              Retail (Specialty) - 1.4%
     220,000     B+/B1        Grupo Elektra SA, 12.0% , 4/1/08 (144A)       $   213,400
                                                                            -----------

10 The accompanying notes are an integral part of these financial statements.

Principal
Amount          S&P/Moody's
USD ($)         Ratings                                                     Value
                             Textiles (Apparel) - 0.9%
    150,000     BBB-/Baa2    Jones Apparel Group, Inc., 7.875%, 6/15/06     $  141,746
                                                                            ----------
                             Total Consumer Cyclicals                       $1,387,691
                                                                            ----------
                             Consumer Staples - 9.0%
                             Broadcasting (Cable/Television/Radio) - 4.2%
    200,000     B+/B2        Adelphia Communications, 7.875%, 5/1/09        $  168,500
    125,000     BB+/Ba1      British Sky Broadcasting, 8.2%, 7/15/09           117,171
    210,000     B+/B2        Charter Communications Holdings LLC,
                             8.25%, 4/1/07                                     190,575
    200,000     B+/B1        Echostar DBS Communications Corp.,
                             9.25%, 2/1/06                                     196,000
                                                                            ----------
                                                                            $  672,246
                                                                            ----------
                             Distributors (Food & Health) - 2.3%
    200,000     B-/B3        Fisher Scientific International Inc., 9.0%,
                             2/1/08                                         $  186,000
    200,000     B/B2         Wesco Distribution Inc., 9.125%, 6/1/08           188,000
                                                                            ----------
                                                                            $  374,000
                                                                            ----------
                             Entertainment - 1.2%
    200,000     B-/B3        Premier Parks, Inc., 9.75%, 6/15/07            $  191,000
                                                                            ----------
                             Household Products (Non-Durables) - 1.3%
    200,000     B/B2         Playtex Family Products, Inc., 9.0%,
                             12/15/03                                       $  198,000
                                                                            ----------
                             Total Consumer Staples                         $1,435,246
                                                                            ----------
                             Energy - 9.3%
                             Oil & Gas (Drilling & Equipment) - 2.5%
    225,000     B+/B1        Parker Drilling Co., 9.75%, 11/15/06           $  226,125
    150,000     BB-/Ba3      RBF Finance Co., 11.0%, 3/15/06                   173,250
                                                                            ----------
                                                                            $  399,375
                                                                            ----------
                             Oil & Gas (Production & Exploration) - 6.8%
    220,000     BB/Ba2       EOTT Energy Partners L.P., 11.0%, 10/1/09      $  234,300
    150,000     BB/Ba2       Gulf Canada Resources Ltd., 9.625%,
                             7/1/05                                            154,709
    200,000     B/B2         HS Resources Inc., 9.25%, 11/15/06                200,000
    200,000     B+/B1        Nuevo Energy Co., 9.5%, 6/1/08                    200,500
    155,000     BBB+/Baa1    Pemex Finance Ltd., 9.69%, 8/15/09                163,430

The accompanying notes are an integral part of these financial statements.   11

Pioneer Strategic Income Fund
SCHEDULE OF INVESTMENTS 9/30/00                                    (continued)


Principal
Amount           S&P/Moody's
USD ($)          Ratings                                                   Value
                              Oil & Gas (Production & Exploration) -
                              (continued)
     135,000     A-/Baa2      Santa Fe Snyder, 8.05%, 6/15/04              $   136,007
                                                                           -----------
                                                                           $ 1,088,946
                                                                           -----------
                              Total Energy                                 $ 1,488,321
                                                                           -----------
                              Financial - 8.3%
                              Banks (Major Regional) - 2.2%
EURO 225,000     A/A1         Bank of Ireland, 6.45%, 2/10/10              $   197,010
EURO 180,000     A-/A1        HSBC Capital Funding, 8.03%, 12/29/49
                              (144A)                                           163,206
                                                                           -----------
                                                                           $   360,216
                                                                           -----------
                              Banks (Money Center) - 1.8%
     100,000     A/A1         Dresdner Funding Trust, 8.151%, 6/30/31
                              (144A)                                       $    89,121
     210,000     NR/A3        Skandinaviska Enskilda Bank, 8.125%,
                              9/6/49 (144A)                                    204,756
                                                                           -----------
                                                                           $   293,877
                                                                           -----------
                              Banks (Regional) - 0.7%
EURO  25,000     BBB+/A3      Andina de Fomento, 4.75%, 5/6/04 (144A)      $    20,880
EURO 100,000     AAA/Aaa      KFW International Finance, Floating Rate,
                              8/1/05                                            88,797
                                                                           -----------
                                                                           $   109,677
                                                                           -----------
                              Financial (Diversified) - 3.6%
     195,000     B-/B3        BF Saul Real Estate Investment Trust,
                              9.75%, 4/1/08                                $   167,700
     234,000     BB-/Ba3      Forest City Enterprises, 8.375%, 3/15/08         222,300
     200,000     BBB/Baa3     Mack-Cali Realty Corp., 7.25%, 3/15/09           186,570
                                                                           -----------
                                                                           $   576,570
                                                                           -----------
                              Total Financial                              $ 1,340,340
                                                                           -----------
                              Healthcare - 3.3%
                              Healthcare (Hospital Management) - 1.2%
     200,000     BB+/Ba2      Columbia/HCA Healthcare Corp., 7.25%,
                              5/20/08                                      $   186,108
                                                                           -----------

12  The accompanying notes are an integral part of these financial statements.

Principal
Amount          S&P/Moody's
USD ($)         Ratings                                                       Value
                             Healthcare (Medical Products/Supplies) -
                              2.1%
    140,000     BB+/Ba1      Beckman Instruments, Inc., 7.05%, 6/1/26         $   133,802
    200,000     B/B2         Bio-Rad Laboratories, Inc., 11.625%, 2/15/07         210,000
                                                                              -----------
                                                                              $   343,802
                                                                              -----------
                             Total Healthcare                                 $   529,910
                                                                              -----------
                             Technology - 2.3%
                             Communication (Equipment) - 1.1%
    200,000     B+/B2        L-3 Communication Holdings Corp., 8.5%,
                             5/15/08                                          $   186,500
                                                                              -----------
                             Electronics (Semiconductor) - 1.2%
    185,000     B/B2         Fairchild Semiconductor, 10.375%, 10/1/07        $   186,850
                                                                              -----------
                             Total Technology                                 $   373,350
                                                                              -----------
                             Transportation - 1.4%
                             Airlines - 1.4%
    225,000     BB/Ba2       Northwest Airlines Inc., 8.52%, 4/7/04           $   216,396
                                                                              -----------
                             Total Transportation                             $   216,396
                                                                              -----------
                             Utilities - 2.3%
                             Electric Companies - 1.3%
    200,000     BBB-/Baa3    Great Lakes Power Inc., 8.3%, 3/1/05             $   200,264
                                                                              -----------
                             Power Producers (Independent) - 1.0%
    215,000     BB-/Ba3      AES China Generating Co., 10.125%,
                             12/15/06                                         $   163,400
                                                                              -----------
                             Total Utilities                                  $   363,664
                                                                              -----------
                             Total Corporate Bonds
                             (Cost $9,794,849)                                $ 9,593,259
                                                                              -----------
                             U.S. Government and Agency Obligations -
                             12.4%
    107,239                  Federal Home Loan Mortgage Corp., REMIC
                             Series 2043 G, 6.5%, 4/15/28                     $   101,402
    171,662                  Federal National Mortgage Association,
                             7.0%, 5/1/28 to 2/1/29                               168,526
     35,718                  Federal National Mortgage Association,
                             6.5%, 4/1/29                                          34,313
    250,458                  Federal National Mortgage Association,
                             7.5%, 1/1/28 to 6/1/30                               250,337

The accompanying notes are an integral part of these financial statements.   13

Pioneer Strategic Income Fund
SCHEDULE OF INVESTMENTS 9/30/00                                    (continued)


Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                      Value
                                   U.S. Government and Agency Obligations -
                                   (continued)
         52,224                    Federal National Mortgage Association,
                                   REMIC Series 1994-89, 8.0%, 6/25/23             $    53,073
        120,882                    Government National Mortgage Association,
                                   7.75%, 10/15/26                                     122,329
         26,116                    Government National Mortgage Association,
                                   6.5%, 1/20/28                                        25,117
        154,155                    Government National Mortgage Association,
                                   7.0%, 5/15/29 to 6/15/29                            151,912
        192,285                    Government National Mortgage Association,
                                   7.5%, 9/15/27 to 8/15/29                            193,031
        316,585                    Government National Mortgage Association,
                                   8.0%, 12/15/29                                      322,540
        100,000                    Government National Mortgage Association,
                                   7.0%, TBA                                            98,469
          5,000                    U.S. Treasury Notes, 5.625%, 5/15/08                  4,908
        380,000                    U.S. Treasury Bonds, 7.875%, 2/15/21                457,151
                                                                                   -----------
                                   Total U.S. Government and Agency Obligations
                                   (Cost $1,954,747)                               $ 1,983,108
                                                                                   -----------
                                   Foreign Government Bonds - 12.6%
        220,000       B/B1         Export Credit of Turkey, 11.5% , 2/25/05
                                   (144A)                                          $   217,250
   EURO 745,000       AAA/Aaa      Government of France, 3.0%, 7/25/09                 632,189
    DEM 400,000       BB/Ba1       Government of Mexico, 8.25%, 2/24/09                183,231
        250,000       BB/Ba1       Government of Mexico W-B, 6.25%, 12/31/19           223,125
        500,000       BB/Ba3       Republic of Argentina , 6.0%, 3/31/23               338,750
        307,852       B+/B2        Republic of Brazil--C Bonds, 8.0%, 4/15/14+         235,507
        175,000       BBB-/Baa3    Republic of Trinidad & Tobago, 9.75%,
                                   7/1/20, (144A)                                      179,330
                                                                                   -----------
                                   Total Foreign Government Bonds
                                   (Cost $1,937,196)                               $ 2,009,382
                                                                                   -----------
                                   Supernational Bonds - 1.5%
    NZD 620,000       AAA/Aaa      International Finance Corp., 6.75%, 7/15/09     $   243,897
                                                                                   -----------
                                   Total Supernational Bonds
                                   (Cost $298,283)                                 $   243,897
                                                                                   -----------
                                   TOTAL INVESTMENT IN SECURITIES - 100.0%
                                   (Cost $16,230,546)                              $16,005,192
                                                                                   ===========

14 The accompanying notes are an integral part of these financial statements.

+  Coupon consists of 5% cash payment and 3% paid-in-kind securities.


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2000, the value of these securities amounted to $1,870,711 or 11.3% of total net assets.


(a) At September 30, 2000, the net unrealized loss on investments, based on cost for federal income tax purposes of $16,241,070 was as follows:



      Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost          $ 371,961
      Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value           (607,839)
                                                                ---------
      Net unrealized loss                                       $(235,878)
                                                                =========

(b) At September 30, 2000, the Fund had a capital loss carryforward of $53,339 which will expire between 2007 and 2008 if not utilized.


Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.


Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2000 were as follows:



                                 Purchases         Sales
                                 --------          ------
Long-term U.S. Government      $3,299,434      $5,736,865
Other Long-term Securities     12,797,243       5,875,802

Note: Principal amounts are denominated in US dollars unless otherwise denoted.
 DEM Deutsche mark
 DKK Danish kroner
EURO Euro dollar
 NZD New Zealand dollar

The accompanying notes are an integral part of these financial statements.   15

Pioneer Strategic Income Fund

BALANCE SHEET 9/30/00


ASSETS:
  Investment in securities, at value (including cost $16,230,546)         $16,005,192
  Cash                                                                        123,887
  Foreign currencies, at value                                                    103
  Receivables -
   Investments securities sold                                                233,064
   Forward foreign currency portfolio hedge contracts, open-net                 4,546
   Fund shares sold                                                           114,506
   Interest                                                                   359,113
  Due from Pioneer Investment Management, Inc.                                 67,887
  Other                                                                         4,469
                                                                          -----------
    Total assets                                                          $16,912,767
                                                                          -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                        $   111,016
   Fund shares repurchased                                                     35,637
   Dividends                                                                   33,145
  Due to affiliates                                                            15,633
  Accrued expenses                                                             92,484
                                                                          -----------
    Total liabilities                                                     $   287,915
                                                                          -----------
NET ASSETS:
  Paid-in capital                                                         $17,632,755
  Accumulated distributions in excess of net investment income               (205,973)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                    (579,060)
  Net unrealized loss on investments                                         (225,354)
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                    2,484
                                                                          -----------
    Total net assets                                                      $16,624,852
                                                                          ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $9,006,612/987,135 shares)                            $      9.12
                                                                          ===========
  Class B (based on $6,825,573/748,866 shares)                            $      9.11
                                                                          ===========
  Class C (based on $792,667/87,502 shares)                               $      9.06
                                                                          ===========
MAXIMUM OFFERING PRICE:
  Class A                                                                 $      9.55
                                                                          ===========

16  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

STATEMENT OF OPERATIONS

For the Year Ended 9/30/00


INVESTMENT INCOME:
  Interest                                                                     $1,466,569
                                                                               ----------
EXPENSES:
  Management fees                                              $  124,386
  Transfer agent fees
   Class A                                                          6,358
   Class B                                                          2,352
   Class C                                                          3,614
  Distribution fees
   Class A                                                         19,527
   Class B                                                         72,079
   Class C                                                         11,659
  Administrative fees                                              29,996
  Custodian fees                                                   15,548
  Registration fees                                                35,434
  Professional fees                                                59,690
  Printing                                                         24,239
  Fees and expenses of nonaffiliated trustees                      21,470
  Miscellaneous                                                     7,998
                                                               ----------
    Total expenses                                                             $  434,350
    Less management fees waived and expenses
      assumed by Pioneer Investment Management, Inc.                             (238,044)
    Less fees paid indirectly                                                      (8,222)
                                                                               ----------
    Net expenses                                                               $  188,084
                                                                               ----------
     Net investment income                                                     $1,278,485
                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
    Investments                                                $ (688,958)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies           (62,822)     $ (751,780)
                                                               ----------      ----------
   Changes in net unrealized gain (loss) from:
    Investments                                                $   37,302
    Forward foreign currency contracts and other
      assets and liabilities denominated in foreign
      currencies                                                     (992)     $   36,310
                                                               ----------      ----------
    Net loss on investments and foreign currency
      transactions                                                             $ (715,470)
                                                                               ----------
    Net increase in net assets resulting from operations                       $  563,015
                                                                               ==========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Strategic Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended 9/30/2000 and the Period Ended 9/30/1999


                                                             Year Ended         4/15/99 to
FROM OPERATIONS:                                              9/30/00
      9/30/99
Net investment income                                      $ 1,278,485        $   193,885
Net realized gain (loss) on investments and foreign
  currency transactions                                       (751,780)             3,611
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                 36,310           (259,180)
                                                           -----------        ------------
  Net increase (decrease) in net assets resulting
    from operations                                        $   563,015        $   (61,684)
                                                           -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.76 and $0.27 per share, respectively)        $  (667,767)       $   (97,780)
  Class B ($0.73 and $0.23 per share, respectively)           (562,142)           (85,115)
  Class C ($0.72 and $0.28 per share, respectively)            (90,300)            (9,827)
                                                           -----------        ------------
   Total distributions to shareholders                     $(1,320,209)       $  (192,722)
                                                           -----------        ------------
FROM FUND SHARE TRANSACTION
Net proceeds from sale of shares                           $14,366,131        $13,803,201
Reinvestment of distributions                                  923,903            152,069
Cost of shares repurchased                                 (10,631,454)        (1,077,398)
                                                           -----------        ------------
  Net increase in net assets resulting from
    Fund share transactions                                $ 4,658,580        $12,877,872
                                                           -----------        ------------
  Net increase in net assets                               $ 3,901,386        $12,623,466
NET ASSETS:
Beginning of period                                         12,723,466            100,000
                                                           -----------        ------------
End of period (including accumulated undistributed/
  (distributions in excess) net investment income of
  $205,973 and $16,084, respectively)                      $16,624,852        $12,723,466
                                                           ===========        ============


CLASS A                           '00 Shares      '00 Amount       '99 Shares     '99 Amount
Shares sold                          848,020     $7,920,152          704,044     $6,825,752
Reinvestment of distributions         59,266        548,066            9,424         90,363
Less shares repurchased             (600,797)    (5,591,345)         (42,822)      (411,832)
                                    --------     ----------          -------     -----------
  Net increase                       306,489     $2,876,873          670,646     $6,504,283
                                    ========     ==========          =======     ===========
CLASS B
Shares sold                          554,238     $5,186,651          658,772     $6,413,785
Reinvestment of distributions         34,514        319,485            5,503         52,990
Less shares repurchased             (435,220)    (4,031,167)         (68,941)      (663,578)
                                    --------     ----------          -------     -----------
  Net increase                       153,532     $1,474,969          595,334     $5,803,197
                                    ========     ==========          =======     ===========
CLASS C
Shares sold                          133,650     $1,259,328           57,522     $  563,664
Reinvestment of distributions          6,082         56,352              904          8,716
Less shares repurchased             (110,454)    (1,008,942)            (202)        (1,988)
                                    --------     ----------          -------     -----------
  Net increase                        29,278     $  306,738           58,224     $  570,392
                                    ========     ==========          =======     ===========



18 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
FINANCIAL HIGHLIGHTS 9/30/00


                                                                   Year          4/15/99
                                                                   Ended           to
                                                                  9/30/00        9/30/99
CLASS A
Net asset value, beginning of period                             $ 9.52        $ 10.00
                                                                 ------        -------
Increase (decrease) from investment operations:
 Net investment income                                           $ 0.75        $  0.27
 Net realized and unrealized loss on investments and
   foreign currency transactions                                  (0.39)         (0.48)
                                                                 -------       --------
  Net increase (decrease) from investment operations             $ 0.36        $ (0.21)
Distributions to shareholders:
 Net investment income                                            (0.76)         (0.27)
                                                                 -------       --------
Net decrease in net asset value                                  $(0.40)      $  (0.48)
                                                                 -------       --------
Net asset value, end of period                                   $ 9.12        $  9.52
                                                                 =======       ========
Total return*                                                      3.93%         (2.09)%
Ratio of net expenses to average net assets+                       0.80%          0.93%**
Ratio of net investment income to average net assets+              8.06%          7.99%**
Portfolio turnover rate                                              74%            61%**
Net assets, end of period (in thousands)                         $9,007       $  6,481
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
 Net expenses                                                      2.23%          5.72%**
 Net investment income                                             6.63%          3.20%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.75%          0.89%**
 Net investment income                                             8.11%          8.03%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund

FINANCIAL HIGHLIGHTS 9/30/00


                                                                   Year          4/15/99
                                                                   Ended           to
                                                                  9/30/00        9/30/99
CLASS B
Net asset value, beginning of period                             $ 9.56        $ 10.00
                                                                 ------        -------
Increase (decrease) from investment operations:
 Net investment income                                           $ 0.68        $  0.23
 Net realized and unrealized loss on investments and
   foreign currency transactions                                  (0.40)         (0.44)
                                                                 -------       --------
  Net increase (decrease) from investment operations             $ 0.28        $ (0.21)
Distributions to shareholders:
 Net investment income                                            (0.73)         (0.23)
                                                                 -------       --------
Net decrease in net asset value                                  $(0.45)      $  (0.44)
                                                                 -------       --------
Net asset value, end of period                                   $ 9.11        $  9.56
                                                                 =======       ========
Total return*                                                      3.05%         (2.10)%
Ratio of net expenses to average net assets+                       1.52%          1.74%**
Ratio of net investment income to average net assets+              7.31%          7.07%**
Portfolio turnover rate                                              74%            61%**
Net assets, end of period (in thousands)                         $6,826       $  5,689
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
 Net expenses                                                      2.96%          6.21%**
 Net investment income                                             5.87%          2.60%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.47%          1.70%**
 Net investment income                                             7.36%          7.11%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

FINANCIAL HIGHLIGHTS 9/30/00


                                                                   Year           4/15/99
                                                                   Ended            to
                                                                  9/30/00         9/30/99
CLASS C
Net asset value, beginning of period                             $ 9.52         $ 10.00
                                                                 ------         -------
Increase (decrease) from investment operations:
 Net investment income                                           $ 0.62         $  0.27
 Net realized and unrealized loss on investments and
  foreign currency transactions                                   (0.36)          (0.47)
                                                                 -------        --------
  Net increase (decrease) from investment operations             $ 0.26         $ (0.20)
Distributions to shareholders:
 Net investment income                                            (0.72)          (0.28)
                                                                 -------        --------
Net decrease in net asset value                                  $(0.46)        $ (0.48)
                                                                 -------        --------
Net asset value, end of period                                   $ 9.06         $  9.52
                                                                 =======        ========
Total return*                                                      2.82%          (2.04)%
Ratio of net expenses to average net assets+                       1.80%           1.49%**
Ratio of net investment income to average net assets+              6.97%           6.65%**
Portfolio turnover rate                                              74%             61%**
Net assets, end of period (in thousands)                         $  793         $   554
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
 Net expenses                                                      3.24%          12.65%**
 Net investment income (loss)                                      5.53%          (4.51)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.75%           1.45%**
 Net investment income                                             7.02%           6.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS 9/30/00

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on January 5, 1999 and commenced operations on April 15, 1999. Prior to April 15, 1999 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Group, Inc. (PGI). After shareholder and regulatory approval, UniCredito Italiano S.p.A. completed its acquisition of the Pioneer Group, Inc. (PGI) on October 24, 2000. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
  Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there is no other readily available valuation method are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium are accreted or amortized daily on a straight-line basis. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation
  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS 9/30/00                              (continued)

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At September 30, 2000, the Fund reclassified $180,333 from accumulated distribution in excess of net investment income to accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


E. Fund Shares
  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $6,545 in underwriting commissions on the sale of fund shares during the period ended September 30, 2000.


F. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreement
  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement
PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $100 million; 0.70% of the next $400 million; and 0.65% of the next $500 million; and 0.60% on assets over $1 billion.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $4,438 in transfer agent fees payable to PSC at September 30, 2000.


4. Distribution Plans
The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimburse-

NOTES TO FINANCIAL STATEMENTS 9/30/00                              (continued)

ment of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $11,195 in distribution fees payable to PFD at September 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended September 30, 2000, CDSCs in the amount of $25,953 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended September 30, 2000, the Fund's expenses were reduced by $8,222 under such arrangements.


6. Forward Foreign Currency Contracts
At September 30, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at period end date were as follows:








                Contracts     In Exchange     Settlement                   Net Unrealized
  Currency     to Deliver         For            Date          Value            Gain
-----------   ------------   -------------   ------------   -----------   ---------------
EUR           143,800         $122,719        10/20/00       $127,265          $4,546

-------------------------------------------------------------------------------

Pioneer Strategic Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Strategic Income Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Strategic Income Fund as of September 30, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 3, 2000

Pioneer Strategic Income Fund

RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Strategic Income Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of Pioneer, by UniCredito Italiano S.p.A. is consummated. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. Here are the detailed results of the votes.


Proposal 1 -- To approve a new management contract.

    Affirmative          Against           Abstain
1,319,026.784        31,867.027        4,326.900

Proposal 2 -- To elect trustees.

      Nominee            Affirmative          Withheld
M.K. Bush            1,341,431.256        13,789.455
J.F. Cogan, Jr.      1,313,208.636        42,012.075
Dr. R. H. Egdahl     1,340,392.634        14,828.077
M.B.W. Graham        1,341,431.256        13,789.455
M.A. Piret           1,341,431.256        13,789.455
D.D. Tripple         1,313,208.636        42,012.075
S.K. West            1,341,431.256        13,789.455
J. Winthrop          1,341,431.256        13,789.455

Pioneer Strategic Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
Marguerite A. Piret                   Sherman B. Russ, Vice President
David D. Tripple                      Eric W. Reckard, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]



Pioneer Investment Management, Inc.              9089-00-1100
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109     [recycle symbol] Printed on Recycled Paper
www.pioneerfunds.com